UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  August 29, 2014

LAS VEGAS SANDS CORP.
(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	001-32373 (Commission File Number)	27-0099920 (IRS Employer Identification No.)

3355 LAS VEGAS BOULEVARD SOUTH LAS VEGAS, NEVADA (Address of principal executive offices)	89109 (Zip Code)

Registrant’s telephone number, including area code:  (702) 414-1000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[  ] Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

 On August 29, 2014, Marina Bay Sands Pte, Ltd. (“MBS” or the “Borrower”), a subsidiary of Las Vegas Sands Corp. (“LVSC”), entered into an Amendment and Restatement Agreement (the “Amendment Agreement”) with the Lenders party thereto and DBS Bank Ltd. (“DBS”), as Agent.  Through the form of the amended and restated facility agreement attached thereto, the Amendment Agreement amends and restates the Facility Agreement, dated as of June 25, 2012 (as amended by an amendment agreement dated November 20, 2013, the “Existing Facility Agreement”), among MBS, as borrower, various lenders party thereto, DBS, Oversea-Chinese Banking Corporation Limited, United Overseas Bank Limited and  Malayan Banking Berhad, Singapore Branch, as global coordinators, DBS, as agent and security trustee, and DBS, Oversea-Chinese Banking Corporation Limited, United Overseas Bank Limited, Malayan Banking Berhad, Singapore Branch, Standard Chartered Bank, Sumitomo Mitsui Banking Corporation and CIMB Bank Berhad, Singapore Branch, as mandated lead arrangers (the Existing Facility Agreement, as so amended and restated, the “Restated Facility Agreement”).  Upon satisfaction of the conditions therein and according to its terms, the Amendment Agreement became effective on August 29, 2014 (the “Restatement Date”).  Capitalized terms used herein and not defined herein are defined in the Restated Facility Agreement.

 Pursuant to the Amendment Agreement, each consenting lender holding Facility A Loans under the Existing Facility Agreement extended the maturity of such term loans to August 28, 2020, and each consenting lender holding Facility B Loans under the Existing Facility Agreement extended the maturity of such revolving loans to February 28, 2020.

 Among other amendments provided for by the Restated Facility Agreement, (x) the amortization schedule for the Facility A Loans was amended to provide for 0% due at the end of the third quarter of 2014, 0.5% due at the end of each quarter beginning with the fourth quarter of 2014 until (and including) the third quarter of 2018, 5% due at the end of each quarter beginning with the fourth quarter of  2018 until (and including) the third quarter of 2019, and 18% due at the end of each quarter beginning with the fourth quarter of 2019 until the second quarter of 2020 and on the maturity date of the Facility A Loans; and (y) the leverage covenant was amended to provide that leverage shall not exceed 3.50 to 1.0 on the last day of each fiscal quarter from the end of the fourth quarter of 2013 until (and including) the end of the third quarter of 2019, and 3.00 to 1.0 on the last day of subsequent fiscal quarters.

 Some of the lenders, agents and arrangers under the Amendment Agreement and Restated Facility Agreement and their respective affiliates have provided, and may provide in the future, investment banking, commercial banking and other financial services for LVSC and its subsidiaries in the ordinary course of business, for which they have received and will receive customary compensation.

Also on August 29, 2014, LVSC issued a press release announcing the Restated Facility Agreement, which is attached as Exhibit 99.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

 The information set forth above in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

 (d) Exhibits.

99.1  Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  August 29, 2014

LAS VEGAS SANDS CORP.

By:	/s/ Michael Quartieri
	Name:	Michael Quartieri
	Title:	Senior Vice President, Chief Accounting Officer (Principal Financial Officer)

 INDEX TO EXHIBITS

99.1	Press Release, dated August 29, 2014.